UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                       Date of Report: September 16, 2005

                               CTD HOLDINGS, INC.
                               ------------------
             (Exact name of registrant as specified in its charter)

   Florida                    0-24930                        59-3029743
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(State or other         Commission File No.      IRS Employer Identification No.
jurisdiction of
incorporation)


               27317 NW 78th Avenue, High Springs, Florida, 32643
              ----------------------------------------------------
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code: 386-454-0887

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - Registrant's Business and Operations

Item 1.01 Entry Into a Material Definitive Agreement

On August 11, 2005, Registrant, Eline Entertainment Group, Inc., a Nevada corporation, Eline Holding Group, Inc., a Nevada corporation, and Rick Strattan, individually, (collectively, the "Parties") entered into a Share Exchange Agreement (the "Agreement"). That Share Exchange Agreement was previously reported on Form 8-K and filed as an attachment with the Securities and Exchange Commission on August 15, 2005.

On September 16, 2005, the Parties executed an Addendum to Share Exchange Agreement (the "Addendum") which 1) clarified Rick Strattan's role as principal executive officer in Registrant by substituting new agreed language for the provisions in Paragraph 7 of the Agreement, and 2) clarified the distribution of Registrant's business operations in the event Eline or Registrant are unable to consummate the acquisition of cyclodextrin and bio-tech industries within one year of the date after the closing on the transfer of certain shares from Rick Strattan to Eline (the "Closing Date").

The Addendum provides Rick Strattan will maintain autonomous control over Registrant's operating subsidiaries, acquisitions expanding the cyclodextrin business (in consultation with Eline), and the day to day operations thereof. Furthermore, the Addendum provides, in the event Eline or Registrant are unable to consummate the acquisition of cyclodextrin and bio-tech industries within one year after the Closing Date, Eline may, in its sole discretion, distribute the business of Registrant to Registrant's stockholders via one of two methods. Using the first method, Eline may trade its one share of Series A preferred stock in Registrant, which represents controlling interest in Registrant, to Rick Strattan in exchange for 100,000 shares of Eline common stock presently held by Rick Strattan. Using the second method, Eline may create a new entity with a capital structure identical to Registrant (the "Mirror Entity") which is publicly traded on the OTC Bulletin Board; distribute the Mirror Entity's shares to Registrant's shareholders on the basis of one Mirror Entity share for each outstanding share of Registrant; and distribute to Rick Strattan shares of a Mirror Entity preferred stock granting him the same rights, preferences, and controlling interest granted holders of Registrant's Series A preferred stock. Under this method, Eline would retain for itself a twenty (20) percent interest in the common stock of the Mirror Entity.

SECTION 9 -- FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.  Financial Statements and Exhibits

        (10)  Material Contracts

              (10.1)  Addendum to Share Exchange Agreement             Attached
                      with Eline Entertainment Group, ..................Hereto

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 21, 2005        CTD HOLDINGS, INC.
                                 Registrant

                                 /s/ C.E. Rick Strattan

                                 --------------------------------------
                                 C. E. RICK STRATTAN, President, Chief
                                 Executive Officer, and Chief Financial Officer